Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement of Ventas, Inc. (Form S-8 No. 333-02717) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program; the Registration Statement of Ventas, Inc. (Form S-8 No. 033-34191) pertaining to the Vencor, Inc. 1987 Stock Option Plan for Non-Employee Directors; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-25519) pertaining to the TheraTx, Incorporated 1996 Stock Option/Stock Issuance Plan; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-61552) pertaining to the Ventas, Inc. Common Stock Purchase Plan for Directors; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-65642) pertaining to the Ventas, Inc. Distribution Reinvestment and Stock Purchase Plan; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-97251) pertaining to the Ventas, Inc. 2000 Incentive Compensation Plan; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-107951) pertaining to the Ventas, Inc. 2000 Stock Option Plan for Directors; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-118944) pertaining to the Ventas Executive Deferred Stock Compensation Plan and Ventas Nonemployee Director Deferred Stock Compensation Plan; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-126021) pertaining to the common stock of Ventas, Inc.; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-126639) pertaining to the Ventas Employee and Director Stock Purchase Plan; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-133115) pertaining to securities of Ventas, Inc. and subsidiaries; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-136175) pertaining to the Ventas, Inc. 2006 Incentive Plan and Ventas, Inc. 2006 Stock Plan for Directors; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-141119) pertaining to common stock of Ventas, Inc.; and the Registration Statement of Ventas, Inc. (Form S-3 333-141605) pertaining to common stock of Ventas, Inc., of our report dated March 29, 2007 with respect to the consolidated financial statements of Sunrise Senior Living Real Estate Investment Trust, which report appears in the Current Report on Form 8-K of Ventas, Inc. to be dated July 9, 2007.

We consent to the incorporation by reference in the Registration Statement of Ventas, Inc. (Form S-8 No. 333-02717) pertaining to the Vencor, Inc. 1987 Incentive Compensation Program; the Registration Statement of Ventas, Inc. (Form S-8 No. 033-34191) pertaining to the Vencor, Inc. 1987 Stock Option Plan for Non-Employee Directors; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-25519) pertaining to the TheraTx, Incorporated 1996 Stock Option/Stock Issuance Plan; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-61552) pertaining to the Ventas, Inc. Common Stock Purchase Plan for Directors; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-65642) pertaining to the Ventas, Inc. Distribution Reinvestment and Stock Purchase Plan; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-97251) pertaining to the Ventas, Inc. 2000 Incentive Compensation Plan; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-107951) pertaining to the Ventas, Inc. 2000 Stock Option Plan for Directors; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-118944) pertaining to the Ventas Executive Deferred Stock Compensation Plan and Ventas Nonemployee Director Deferred Stock Compensation Plan; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-126021) pertaining to the common stock of Ventas, Inc.; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-126639) pertaining to the Ventas Employee and Director Stock Purchase Plan; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-133115) pertaining to securities of Ventas, Inc. and subsidiaries; the Registration Statement of Ventas, Inc. (Form S-8 No. 333-136175) pertaining to the Ventas, Inc. 2006 Incentive Plan and Ventas, Inc. 2006 Stock Plan for Directors; the Registration Statement of Ventas, Inc. (Form S-3 No. 333-141119) pertaining to common stock of Ventas, Inc.; and the Registration Statement of Ventas, Inc. (Form S-3 333-141605) pertaining to common stock of Ventas, Inc., of our report dated July 6, 2007 with respect to the reconciliation to United States Generally Accepted Accounting Principles of Sunrise Senior Living Real Estate Investment Trust which report appears in the Current Report on Form 8-K of Ventas, Inc. to be dated July 9, 2007.

/s/ Ernst & Young, LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

July 6, 2007